Sonos Reports Record Fiscal Year and Fourth Quarter 2021 Results Introduces Fiscal 2022 Outlook; Ahead of Schedule Reaching Fiscal 2024 Targets Santa Barbara, CA - November 17, 2021 - Sonos, Inc. (Nasdaq: SONO) today reported fourth quarter and fiscal 2021 results. Fiscal 2021 Financial Highlights (unaudited) ● Revenue increased 29% to $1.717 billion; excluding the impact of the 53rd week in fiscal 2020, revenue increased approximately 32% ● Gross margin increased 410 basis points to 47.2%; excluding the effect of tariff duties and refunds, gross margin increased 130 basis points to a record of 46.9% ● GAAP net income increased to $158.6 million from a net loss of ($20.1) million last year; non-GAAP net income excluding stock-based compensation, restructuring, and legal and transaction-related fees increased to $248.3 million from $79.2 million last year ● GAAP diluted earnings per share (EPS) increased to $1.13 from a loss per share of ($0.18) last year; non-GAAP diluted earnings per share (EPS) excluding stock-based compensation, restructuring, and legal and transaction related fees increased to $1.77 from $0.67 last year ● Adjusted EBITDA increased 157% to $278.6 million ● Adjusted EBITDA margin increased 800 basis points to 16.2% ● Cash flows from operating activities increased to $253.2 million compared to $162.0 million last year ● Free cash flow increased to $207.7 million compared to $129.0 million last year Fourth Quarter 2021 Financial Highlights (unaudited) ● Revenue increased 6% year-over-year to $359.5 million; excluding the impact of the 14th week last year, revenue increased approximately 14% year-over-year ● Gross margin of 46.4% compared to 47.5% last year; excluding the effect of tariff duties and refunds, gross margin was 45.7% compared to 48.3% last year ● GAAP net loss of ($8.7) million compared to net income of $18.4 million last year; non-GAAP net income excluding stock-based compensation, restructuring and legal and transaction related fees of $11.8 million compared to $40.7 million last year ● GAAP diluted loss per share of ($0.07) compared to $0.15 last year; non-GAAP diluted earnings per share (EPS) excluding stock-based compensation, restructuring, and legal and transaction related fees of $0.08 compared to $0.33 last year ● Adjusted EBITDA of $17.1 million compared to $46.4 million last year ● Adjusted EBITDA margin was 4.8% compared to 13.7% last year

Fiscal 2022 Outlook ● Revenue in the range of $1.925 billion to $2.0 billion, representing growth in the range of 12% to 16% from fiscal 2021 ● Gross margin in the range of 46% to 47%. Our fiscal 2022 gross margin outlook includes minimal net tariff impact ● Adjusted EBITDA in the range of $280 million to $325 million, representing growth in the range of 1% to 17% ● Adjusted EBITDA margin in the range of 14.5% to 16.2% New Stock Repurchase Program ● As announced in a separate release today, the company’s Board of Directors has authorized a new common stock repurchase program of up to $150 million ● Under its prior repurchase programs, the company completed $100 million in stock repurchases, representing 5.2 million shares at an average price of $19.30 per share, enabling the company to return capital to shareholders and offset dilution from compensation plans. Sonos CEO Patrick Spence commented, “We are thrilled to report another record year at Sonos. Our fiscal 2021 results are an illustration of just how much our products have appealed to customers and how powerful and profitable our model is as we execute and scale. Demand for our products remains incredibly robust and, despite continued supply constraints, we delivered a record $1.717 billion in revenue, up nearly 30% from the prior year. We achieved record adjusted EBITDA of $278.6 million, representing a record adjusted EBITDA margin of 16.2%, up 800 basis points from the prior year.” “As our customers recognize, Sonos products operate seamlessly together, with more products improving the experience. We consistently see our existing customers adding more products to their systems, and with every new household that we add, that flywheel begins. Total households increased 15% to a record 12.6 million in fiscal 2021, while our existing customers once again showed strong repurchase habits, accounting for a record 46% of total product registrations. Total products per household increased to 3.0, underscoring the power of our model and we are poised to drive further increases in customer lifetime value as we continue to innovate and introduce new products and services,” continued Mr. Spence. “Demand for our products remains stronger than ever, and we are entering fiscal 2022 with a significant backlog due to the continued industry-wide supply constraints. Despite these supply constraints, we expect to deliver another strong year in fiscal 2022, including 16% revenue growth and 17% adjusted EBITDA growth at the high end of our outlook. The powerful momentum we are experiencing in our business puts us ahead of schedule for reaching the fiscal 2024 financial targets introduced at our investor event last March. As we look forward, we are confident in our ability to deliver an approximately 13% revenue CAGR, 45% to 47% gross margin, and 15% to 18% adjusted EBITDA margin through fiscal 2024. We have an exciting product roadmap ahead, are extremely well positioned for the long-term, and expect to deliver significant free cash flow and increased shareholder value over time as we continue on our quest to be the world’s leading sound experience company,” Mr. Spence concluded.

Fiscal 2021 Company Highlights (unaudited) Key Metrics: ● Total households increased 15% to 12.6 million in fiscal 2021 ● Existing households accounted for 46% of new product registrations in fiscal 2021 ● Average number of registered products per household of 3.0 in fiscal 2021 vs 2.9 last year ● Listening hours increased 19% year-over-year ● Direct-to-consumer revenue increased nearly 47% and represented 24% of total revenue Strategic Initiatives: ● Expansion of our Offerings: ○ Introduced Sonos Radio HD in November 2020 - an ad-free, high-definition streaming tier of Sonos Radio featuring even more exclusive content directly in the Sonos app, now in lossless, CD-quality audio. ○ Launched Roam in April 2021 ($179 MSRP) - the ultra-portable smart speaker built to deliver great sound at home and on any adventure. ○ Announced first-ever automotive audio partnership with Audi in April 2021- featuring a Sonos-tuned premium sound experience in the Audi Q4 e-tron and future models including the A1, Q2 and Q3. ○ Introduced new partner products with IKEA in June and September 2021 - including the SYMFONISK picture frame and updated lamp. ● Expansion of our Brand: ○ Named one of Fast Company’s Brands that Matter in 2021 - The list captures brands who are inspiring all of us whether it be leading in pop culture or responding meaningfully to current events ○ Entered into first-ever sports team partnership with Liverpool Football Club - a multi-year partnership naming Sonos the Official Sound Partner of Liverpool FC and creating immersive sound experiences within Anfield stadium ○ Teamed up with ESPN as an Official Sponsor of ESPN College Football ○ Announced multi-faceted partnership with the North Face and Sonos Radio in celebration of the launch of Roam ○ Launched new, exclusive programming on Sonos Radio, in partnership with artists such as Brian Eno, Erkyah Badu, M.I.A and more, and grew Radio HD with geo expansion to five new countries - Austria, Canada, France, Germany and The Netherlands. Listening hours doubled during the past year. ● Delivering Operational Excellence and Other Highlights ○ Continued strong execution, delivering record fiscal 2021 revenue, gross margin, adjusted EBITDA and free cash flow in a challenging supply chain and logistics environment. ○ Included in Inc. Magazine first ever list of the 250 Best-Led Companies - coming in at #13. The list highlights America's thriving midsize companies that are the unsung heroes of the US economy and the standout CEOs that are setting the gold standard for leadership.

○ Published our annual Listen Better report, highlighting the work we have done to improve our efforts as a responsible company. In 2021, we developed our first climate action plan, which we will be sharing alongside our annual Listen Better report in December. Supplemental Earnings Presentation The Company has posted a supplemental earnings presentation accompanying its fourth quarter and fiscal 2021 results to the Earnings Reports section of its investor relations website at https://investors.sonos.com/reports-and-filings/default.aspx#section=earningsreports. Conference Call, Webcast and Transcript The Company will host a webcast of its conference call and Q&A related to its fourth quarter and fiscal 2021 results on November 17, 2021 at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Participants may access the live webcast in listen-only mode on the Sonos investor relations website at https://investors.sonos.com/news-and-events/default.aspx. The conference call may also be accessed by dialing (888) 330-2454 with conference ID 1804222. Participants outside the U.S. can access the call by dialing (240) 789-2714 using the same conference ID. An archived webcast of the conference call and a transcript of the company’s prepared remarks and Q&A session will also be available at https://investors.sonos.com/reports-and-filings/default.aspx#section=earningsreports following the call.

Consolidated Statements of Operations and Comprehensive Income (Loss) (unaudited, in thousands, except share and per share amounts) Three Months Ended Twelve Months Ended October 2, 2021 October 3, 2020 October 2, 2021 October 3, 2020 Revenue $ 359,539  $ 339,837  $ 1,716,744  $ 1,326,328  Cost of revenue 192,608  178,301  906,750  754,372  Gross profit 166,931  161,536  809,994  571,956  Operating expenses Research and development 65,783  54,783  230,078  214,672  Sales and marketing 73,236  58,338  272,124  263,539  General and administrative 39,457  32,986  152,828  120,978  Total operating expenses 178,476  146,107  655,030  599,189  Operating income (loss) (11,545) 15,429  154,964  (27,233) Other income (expense), net Interest income 33  43  146  1,998  Interest expense (67) (300) (592) (1,487) Other income (expense), net (2,271) 3,273  2,407  6,639  Total other income (expense), net (2,305) 3,016  1,961  7,150  Income (loss) before provision for (benefit from) income taxes (13,850) 18,445  156,925  (20,083) Provision for (benefit from) income taxes (5,106) 34  (1,670) 32  Net income (loss) $ (8,744) $ 18,411  $ 158,595  $ (20,115) Net income (loss) attributable to common stockholders Basic $ (8,744) $ 18,411  $ 158,595  $ (20,115) Diluted $ (8,744) $ 18,411  $ 158,595  $ (20,115) Net income (loss) per share attributable to common stockholders Basic $ (0.07) $ 0.17  $ 1.30  $ (0.18) Diluted $ (0.07) $ 0.15  $ 1.13  $ (0.18) Weighted-average shares used in computing net income (loss) per share attributable to common stockholders Basic 126,351,433   111,148,110   122,245,212   109,807,154   Diluted 126,351,433   122,598,225   140,309,152   109,807,154   Total comprehensive income (loss) Net income (loss) $ (8,744) $ 18,411  $ 158,595  $ (20,115) Change in foreign currency translation adjustment 252  (1,095) 514  (1,826) Comprehensive income (loss) $ (8,492) $ 17,316  $ 159,109  $ (21,941)

Consolidated Balance Sheets (unaudited, dollars in thousands, except par values) As of October 2, 2021 October 3, 2020 Assets Current assets: Cash and cash equivalents $ 640,101  $ 407,100  Restricted cash —  191  Accounts receivable, net of allowances 100,779  54,935  Inventories 185,130  180,830  Prepaids and other current assets 31,504  17,321  Total current assets 957,514  660,377  Property and equipment, net 71,341  60,784  Operating lease right-of-use assets 33,841  42,342  Goodwill 15,545  15,545  Intangible assets, net 24,450  26,394  Deferred tax assets 10,028  1,800  Other noncurrent assets 26,085  8,809  Total assets $ 1,138,804  $ 816,051  Liabilities and stockholders’ equity Current liabilities: Accounts payable $ 214,996  $ 250,328  Accrued expenses 108,029  45,049  Accrued compensation 77,695  44,517  Short-term debt —  6,667  Deferred revenue, current 35,866  15,304  Other current liabilities 39,544  31,150  Total current liabilities 476,130  393,015  Operating lease liabilities, noncurrent 33,960  50,360  Long-term debt —  18,251  Deferred revenue, noncurrent 53,632  47,085  Deferred tax liabilities 2,394  2,434  Other noncurrent liabilities 3,646  7,067  Total liabilities 569,762  518,212  Stockholders’ equity: Common stock, $0.001 par value 129  114  Treasury stock (50,276) (20,886) Additional paid-in capital 690,462  548,993  Accumulated deficit (69,897) (228,492) Accumulated other comprehensive loss (1,376) (1,890) Total stockholders’ equity 569,042  297,839

Total liabilities and stockholders’ equity $ 1,138,804  $ 816,051

Consolidated Statements of Cash Flows (unaudited, dollars in thousands) Twelve Months Ended October 2, 2021 October 3, 2020 Cash flows from operating activities Net income (loss) $ 158,595  $ (20,115) Adjustments to reconcile net income (loss) to net cash provided by operating activities Depreciation and amortization 33,882  36,426  Impairment and abandonment charges 3,552  14,174  Stock-based compensation expense 62,127  57,610  Other 1,951  5,710  Deferred income taxes (8,330) (567) Foreign currency transaction gain (1,108) (4,143) Changes in operating assets and liabilities: Accounts receivable, net (45,697) 49,593  Inventories (7,911) 38,010  Other assets (30,009) (5,749) Accounts payable and accrued expenses 26,231  (24,440) Accrued compensation 33,447  1,088  Deferred revenue 27,587  4,754  Other liabilities (1,091) 9,635  Net cash provided by operating activities 253,226  161,986  Cash flows from investing activities Purchases of property and equipment, intangible and other assets (45,531) (33,035) Cash paid for acquisition, net of acquired cash —  (36,289) Net cash used in investing activities (45,531) (69,324) Cash flows from financing activities Proceeds from exercise of stock options 147,818  42,286  Payments for repurchase of common stock (50,014) (50,015) Payments for repurchase of common stock related to shares withheld for tax in connection with vesting of RSUs (47,837) (11,029) Repayments of borrowings (25,000) (8,333) Net cash provided by (used in) financing activities 24,967  (27,091) Effect of exchange rate changes on cash, cash equivalents and restricted cash 148  2,900  Net increase in cash, cash equivalents and restricted cash 232,810  68,471  Cash, cash equivalents and restricted cash Beginning of period 407,291  338,820  End of period $ 640,101  $ 407,291  Supplemental disclosure Cash paid for interest $ 502  $ 1,647  Cash paid for taxes, net of refunds $ 4,114  $ 783  Cash paid for amounts included in the measurement of lease liabilities $ 18,657  $ 17,194

Supplemental disclosure of non-cash investing and financing activities Purchases of property and equipment, accrued but not paid $ 5,653  $ 3,911  Right-of-use assets obtained in exchange for lease liabilities $ 2,010  $ 77,416

Reconciliation of Net Income (Loss) to Adjusted EBITDA (unaudited, dollars in thousands) Three Months Ended Twelve Months Ended October 2, 2021 October 3, 2020 October 2, 2021 October 3, 2020 Net income (loss) $ (8,744) $ 18,411  $ 158,595  $ (20,115) Add (deduct): Depreciation and amortization 8,093  8,733  33,882  36,426  Stock-based compensation expense 15,372  15,971  62,127  57,610  Interest income (33) (43) (146) (1,998) Interest expense 67  300  592  1,487  Other (income) expense, net 2,271  (3,273) (2,407) (6,639) Provision for (benefit from) income taxes (5,106) 34  (1,670) 32  Restructuring and related expenses (1) 165  125  (2,446) 26,285  Legal and transaction related costs (2) 5,028  6,170  30,058  15,455  Adjusted EBITDA $ 17,113  $ 46,428  $ 278,585  $ 108,543  Revenue $ 359,539  $ 339,837  $ 1,716,744  $ 1,326,328  Adjusted EBITDA margin 4.8% 13.7% 16.2% 8.2% (1) Restructuring and related expenses for the twelve months ended October 2, 2021, include a gain of $2.8 million, related to our negotiation for the early termination of a facility lease that was part of the 2020 restructuring plan. The gain represents the difference between the related operating lease liability and previously accrued restructuring expenses versus the early termination payment. For a description of the 2020 restructuring plan, see “Restructuring and Related Costs” below. (2) Legal and transaction related costs consist of expenses related to our intellectual property ("IP") litigation against Alphabet Inc. and Google LLC as well as legal and transaction costs associated with our acquisition activity, which we do not consider representative of our underlying operating performance.

Reconciliation of Cash Flows Provided by Operating Activities to Free Cash Flow (unaudited, dollars in thousands) Twelve Months Ended October 2, 2021 October 3, 2020 Cash flows provided by operating activities $ 253,226  $ 161,986  Less: Purchases of property and equipment, intangible and other assets (45,531) (33,035) Free cash flow $ 207,695  $ 128,951  Revenue by Product Category (unaudited, dollars in thousands) Three Months Ended Twelve Months Ended October 2, 2021 October 3, 2020 October 2, 2021 October 3, 2020 Sonos speakers $ 273,525  $ 254,874  $1,378,808  $ 1,034,813  Sonos system products 67,738  67,901  265,180  218,788  Partner products and other revenue 18,276  17,062  72,756  72,727  Total revenue $ 359,539  $ 339,837  $1,716,744  $ 1,326,328  Revenue by Geographical Region (unaudited, dollars in thousands) Three Months Ended Twelve Months Ended October 2, 2021 October 3, 2020 October 2, 2021 October 3, 2020 Americas $ 196,034  $ 199,549  $ 980,931  $ 755,874  Europe, Middle East and Africa ("EMEA") 137,936  117,076  618,476  470,883  Asia Pacific ("APAC") 25,569  23,212  117,337  99,571  Total revenue $ 359,539  $ 339,837  $ 1,716,744  $ 1,326,328

Stock-based Compensation (unaudited, dollars in thousands) Three Months Ended Twelve Months Ended October 2, 2021 October 3, 2020 October 2, 2021 October 3, 2020 Cost of revenue $ 265  $ 239  $ 988  $ 1,106  Research and development 6,008  6,742  25,075  23,439  Sales and marketing 3,253  3,701  13,570  14,359  General and administrative 5,846  5,289  22,494  18,706  Total stock-based compensation expense $ 15,372  $ 15,971  $ 62,127  $ 57,610  Restructuring and Related Costs (1) (unaudited, dollars in thousands) Three Months Ended Twelve Months Ended October 2, 2021 October 3, 2020 October 2, 2021 October 3, 2020 Research and development $ —  $ 125  $ 25  $ 5,074  Sales and marketing 165  —  (2,471) 19,788  General and administrative —  —  —  1,423  Total restructuring and related costs $ 165  $ 125  $ (2,446) $ 26,285  (1) On June 23, 2020, we initiated a restructuring plan as part of our efforts to reduce operating expenses and preserve liquidity due to the uncertainty and challenges stemming from the COVID-19 pandemic. As part of the 2020 restructuring plan, we eliminated approximately 12% of our global headcount and closed our New York retail store and six satellite offices. We believe these initiatives better aligned our resources to provide further operating flexibility and more efficiently position our business for our long-term strategy. Activities under the 2020 restructuring plan were substantially completed in the first quarter of fiscal 2021. In the first quarter of fiscal 2021, we negotiated the early termination of a facility lease that was part of the 2020 restructuring and recorded a gain of $2.8 million, representing the difference between the related operating lease liability and previously accrued restructuring expenses versus the early termination payment. The gain was recognized as a credit in sales and marketing expenses on the consolidated statements of operations and comprehensive income (loss). Use of Non-GAAP Measures We have provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles (“U.S. GAAP”), including adjusted EBITDA, adjusted EBITDA margin, revenue excluding the 53rd week, revenue excluding the 14th week, free cash flow, gross margin excluding the effect of tariffs, net income (loss) excluding stock-based compensation, restructuring, and legal and transaction related fees, and diluted earnings per share (EPS) excluding stock-based compensation, restructuring, and legal and transaction related fees. These non-GAAP financial measures are not based on any standardized methodology prescribed by U.S. GAAP and are not necessarily comparable to similarly titled measures presented by other companies. We use these non-GAAP financial measures to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP financial measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in these non-GAAP financial measures. Accordingly, we believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to a key financial metric used by our management in its financial and operational decision-making. Non-GAAP financial measures should not be considered in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. Investors are encouraged to review the reconciliation of these financial measures to their nearest U.S. GAAP financial equivalents provided in the financial statement tables above. We define adjusted EBITDA as net income (loss) adjusted to exclude the impact of depreciation, stock-based compensation expense, interest income, interest expense, other income (expense), income taxes and other items that we do not consider representative of our underlying operating performance. We define adjusted EBITDA margin as adjusted EBITDA divided by revenue. We define free cash flow as net cash from operations less purchases of property and equipment and intangible assets. We calculate gross margin excluding the effect of tariff duties and refunds as gross profit, less the effect of tariffs imposed on goods imported to the U.S. from China and any tariffs refunds subject to a tariff refund claim approved by U.S. Customs and Border Protection, divided by revenue. We calculate non-GAAP net income (loss) excluding stock-based compensation, restructuring and legal and transaction related fees as net income (loss) less stock-based compensation, restructuring fees and legal and transaction related fees. We calculate non-GAAP diluted earnings per share (EPS) excluding stock-based compensation, restructuring, and legal and transaction related fees as net income (loss) less stock-based compensation, restructuring costs and legal and transaction related fees divided by our number of shares at fiscal year end. We calculate constant currency growth percentages by translating our prior period financial results using the current period average currency exchange rates and comparing these amounts to our current period reported results. We do not provide a reconciliation of forward-looking non-GAAP financial measures to their comparable GAAP financial measures because we cannot do so without unreasonable effort due to unavailability of information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, we do so primarily on a non-GAAP basis without preparing a GAAP analysis as that would require estimates for items such as stock-based compensation, which is inherently difficult to predict with reasonable accuracy. Stock-based compensation expense is difficult to estimate because it depends on our future hiring and retention needs, as well as the future fair market value of our common stock, all of which are difficult to predict and subject to constant change. In addition, for purposes of setting annual guidance, it would be difficult to quantify stock-based compensation expense for the year with reasonable accuracy in the current quarter. As a result, we do not believe that a GAAP reconciliation would provide meaningful supplemental information about our outlook. Forward Looking Statements This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding our outlook for the fiscal year ended October 1, 2022, our fiscal 2024 targets, our long-term focus, financial, growth and business strategies and opportunities, growth metrics and targets, our business model, new products, services and partnerships, profitability and gross margins, our direct-to-consumer efforts, our market share, and other factors affecting variability in our financial results. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors, including, but not limited to the duration and impact of the COVID-19 pandemic and related mitigation efforts on our industry and our supply chain; supply chain challenges, including shipping and logistics challenges and significant limits on component supplies; changes in general economic or market conditions that could affect consumer income and overall consumer spending; our ability to successfully introduce new products and services and maintain or expand the success of our existing products; the success of our efforts to expand our direct-to-consumer channel; the success of our financial, growth and business strategies; our ability to meet product demand and manage any product availability delays; and the other risk factors set forth under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended July 3, 2021 and our other filings filed with the Securities and Exchange Commission (the “SEC”), copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from our investor relations department. All forward-looking statements herein reflect our opinions only as of the date of this press release, and we undertake no obligation, and expressly disclaim any obligation, to update forward-looking statements herein in light of new information or future events. Sonos and Sonos product names are trademarks or registered trademarks of Sonos, Inc. All other product names and services may be trademarks or service marks of their respective owners. About Sonos Sonos (Nasdaq: SONO) is one of the world’s leading sound experience brands. As the inventor of multi-room wireless home audio, Sonos’ innovation helps the world listen better by giving people access to the content they love and allowing them to control it however they choose. Known for delivering an unparalleled sound experience, thoughtful home design aesthetic, simplicity of use and an open platform, Sonos makes the breadth of audio content available to anyone. Sonos is headquartered in Santa Barbara, California. Learn more at www.sonos.com. Investor Contact Cammeron McLaughlin IR@ sonos.com Press Contact Tom Lodge PR@sonos.com Source: Sonos